UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 4, 2006

___________________________________________________________

IGI, INC.

(Exact Name of Registrant as Specified in Charter)

___________________________________________________________

Delaware	001-08568	01-0355758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

105 Lincoln Avenue

Bunea, New Jersey 08310

(Address of Principal Executive Offices) (Zip Code)

(856) 697-1441

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement

On October 4, 2006 the Registrant borrowed $100,000 from Pharmachem Laboratories, Inc. The loan is evidenced by a note, which matures on December 31, 2006 and accrues interest at a rate of 10%, per annum with interest payable at maturity. The note is secured by a second mortgage on the Registrant’s real property located in Buena, New Jersey.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Note, dated October 9, 2006 issued to Pharmachem Laboratories, Inc.
10.2	Mortgage dated October 9, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI, INC.

	By:	/s/ Frank Gerardi
Frank Gerardi
Chairman & Chief Executive Officer

Date: October 9, 2006

EXHIBIT INDEX

Exhibit

Number	Description

10.1	Note, dated October 9, 2006 issued to Pharmachem
Laboratories, Inc.

10.2	Mortgage dated October 9, 2006.